Exhibit 99.2

Second Quarter 2020 Earnings Supplemental Three and Six Months Ended June 30, 2020 www.globalmedicalreit.com NYSE: GMRE

GLOBAL MEDICAL REIT

Corporate Information and Analyst Coverage

Executive Team

Jeffrey Busch	Chief Executive Officer, Chairman and President
Alfonzo Leon	Chief Investment Officer
Danica Holley	Chief Operating Officer
Bob Kiernan	Chief Financial Officer and Treasurer
Jamie Barber	General Counsel and Corporate Secretary

Board of Directors

Jeffrey Busch	Chief Executive Officer, Chairman and President
Henry Cole	Lead Independent Director and Compensation Committee Chair
Paula Crowley	Director
Matthew Cypher, Ph.D.	Investment Committee Chair
Zhang Huiqi	Director
Zhang Jingguo	Director
Ronald Marston	Nominating and Corporate Governance Committee Chair
Dr. Roscoe Moore, Jr.	Director
Lori Wittman	Audit Committee Chair

Sell-Side Analyst Coverage

Firm	Name	Email	Phone
B. Riley FBR	Bryan Maher	bmaher@brileyfbr.com	646.885.5423
Berenburg Capital	Connor Siversky	connor.siversky@berenberg-us.com	646.949.9037
Compass Point	Merrill Ross	mross@compasspointllc.com	202.534.1392
D.A. Davidson	Barry Oxford, Jr., CFA	boxford@dadco.com	212.240.9871
Janney	Robert Stevenson	robstevenson@janney.com	646.448.3028
National Securities	Gaurav Mehta	gmehta@yournational.com	212.417.8008

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Transfer Agent	Investor Relations
2 Bethesda Metro Center, Suite 440 Bethesda, MD 20814	New York Stock Exchange **Ticker:** GMRE	American Stock Transfer & Trust Company 800.937.5449	Evelyn Infurna - Evelyn.Infurna@icrinc.com; 203.682.8265

2Q-2020 | Earnings Supplemental
2

GLOBAL MEDICAL REIT

Select Quarterly Financial Data

(unaudited, and in thousands, except per share and unit amounts)

As of Period End (unless otherwise specified)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Market capitalization (common and OP)	$ 546,219	$ 475,346	$ 621,135	$ 449,536	$ 396,858
Market price per share - common	$ 11.33	$ 10.12	$ 13.23	$ 11.40	$ 10.50
Common shares and OP units outstanding	48,210	46,971	46,949	39,433	37,796
Preferred equity	$ 74,959	$ 74,959	$ 74,959	$ 74,959	$ 74,959
Common equity	$ 352,962	$ 340,642	$ 355,311	$ 266,029	$ 256,217
Noncontrolling interest	$ 14,788	$ 23,189	$ 30,083	$ 30,455	$ 30,427
Total stockholders' equity	$ 442,709	$ 438,790	$ 460,353	$ 371,443	$ 361,603
Investment in real estate, gross	$ 996,876	$ 974,688	$ 905,529	$ 830,446	$ 763,601
Borrowings:					
Credit Facility - revolver, gross	$ 119,200	$ 129,450	$ 51,350	$ 67,225	$ 144,475
Credit Facility - term loan, gross	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 175,000
Notes payable, gross	$ 51,278	$ 39,282	$ 39,317	$ 39,352	$ 39,385
Weighted average interest rate for quarter	3.38%	3.81%	3.87%	4.21%	4.27%
Debt Covenants:					
Leverage ratio (as defined in Credit Facility)	47.0%	47.7%	43.0%	48.8%	46.7%
Fixed charge coverage ratio for quarter (1.50x minimum allowed)	2.51	2.38	2.22	2.09	2.01

Three Months Ended	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Rental revenue	$ 22,036	$ 21,533	$ 20,385	$ 18,117	$ 16,835
Interest expense	$ 4,375	$ 4,378	$ 4,765	$ 4,549	$ 4,132
Management fees - related party	$ 2,021	$ 2,002	$ 1,727	$ 1,621	$ 1,584
G&A expenses	$ 1,643	$ 1,839	$ 1,608	$ 1,681	$ 1,640
Depreciation and amortization expenses	$ 8,941	$ 7,757	$ 7,397	$ 6,506	$ 5,863
Operating expenses	$ 2,336	$ 2,303	$ 2,132	$ 1,362	$ 1,143
Total expenses	$ 20,383	$ 18,832	$ 17,677	$ 15,887	$ 14,418
Net income attributable to common	$ 204	$ 1,255	$ 1,212	$ 770	$ 904
Net income per share	$ -	$ 0.03	$ 0.03	$ 0.02	$ 0.03
Wtd. avg. basic and diluted common shares (GAAP)	45,404	44,182	37,876	35,512	34,559
FFO*	$ 9,158	$ 9,119	$ 8,717	$ 7,359	$ 6,870
FFO per share and unit*	$ 0.19	$ 0.19	$ 0.21	$ 0.19	$ 0.18
AFFO*	$ 10,339	$ 9,599	$ 8,675	$ 7,498	$ 6,836
AFFO per share and unit*	$ 0.21	$ 0.20	$ 0.21	$ 0.19	$ 0.18
Wtd. avg. common shares, OP and LTIP units	48,515	47,874	41,794	39,449	38,487

2Q-2020 Earnings Supplemental

* See Page 8 for a reconciliation of non-GAAP financial measures for Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO).

3

Second Quarter Highlights 4 2Q - 2020| Earnings Supplemental OPERATING AND CURRENT HIGHLIGHTS • Second quarter 2020 total revenue of $ 22 . 1 million, increased 30 . 7 % compared to the prior year period . • Funds from Operations (“FFO”) of $0.19 per share and unit for the second quarter of 2020, as compared to $0.18 per share and uni t for the prior year period. • Adjusted Funds from Operations (“AFFO”) of $0.21 per share and unit for the second quarter of 2020, as compared to $0.18 per sha re and unit in the prior year period. • On July 9, 2020, the Company completed a management internalization transaction for an aggregate purchase price of $18.1 mill ion , subject to working capital adjustments, in an all cash transaction. COMMON AND PREFERRED DIVIDENDS • On June 12 , 20 20 , the Board of Directors declared: • $0.20 per share cash dividend to common stockholders of record as of June 2 5 , 20 20 , which was paid on July 9 , 20 20 . • $0.46875 per share cash dividend to holders of record as of July 15, 20 20 of its Series A Preferred Stock, which was paid on July 31 , 20 20. ACQUISITION ACTIVITY • During the second quarter of 2020 , the Company completed one acquisition, encompassing 99 , 718 leasable square feet, for a purchase price of $ 19 . 3 million with a cap rate of 8 . 8% . • From July 1 , 2020 through August 5 , 2020 , the Company acquired three additional properties, encompassing 185 , 965 leasable square feet, for a purchase price of $ 45 . 1 million with a weighted average cap rate of 7 . 0% . CAPITAL MARKETS AND DEBT ACTIVITY • Generated gross proceeds of $14.2 million through at - the - market (“ATM”) equity issuances of 1.2 million shares of our common sto ck at an average offering price of $11.44 per share. • Increased its credit facility capacity by $100 million and added new lenders through a partial exercise of its credit facilit y’s accordion feature. Upon exercise of this accordion, the credit facility consisted of a $250 million capacity revolver and a $350 million term loan, with a $50 million ac cordion remaining. No other terms of the credit facility were changed in connection with the accordion exercise. • Entered into a $50 million interest rate swap with a maturity of August 8, 2023, which effectively fixed the LIBOR component on the corresponding term loan balance at 0.158%. This interest rate swap, combined with the Company’s previous interest rate swaps, effectively fix the LIBOR componen t o f the entire term loan balance on a weighted average basis at 1.91%. COVID - 19 UPDATE • Second quarter collections were 95.0%. • Due to the impact of the COVID - 19 pandemic, we entered into rent deferment agreements with certain of our tenants. Reflecting a reduction from our first quarter estimate of an aggregate of $2 million, currently $1.1 million of rent has been deferred from April through July 2020 and is now expected to be collected primarily over the period from July through December 2020. • Because the extent of the impact of COVID - 19 on the Company’s tenants will depend on future developments, there can be no assura nce that our tenants will be able meet the requirements of these agreements, or that these tenants, or other tenants, may not seek additional relief in the future. SECOND QUARTER 2020 AND SUBSEQUENT PERIOD HIGHLIGHTS

GLOBAL MEDICAL REIT

Condensed Consolidated Statements of Operations

(unaudited, and in thousands, except per share amounts)

	Three Months Ended				
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Revenue					
Rental revenue	$ 22,036	$ 21,533	$ 20,385	$ 18,117	$ 16,835
Other income	19	116	67	78	45
Total revenue	**22,055**	**21,649**	**20,452**	**18,195**	**16,880**
Expenses					
General and administrative	1,643	1,839	1,608	1,681	1,640
Operating expenses	2,336	2,303	2,132	1,362	1,143
Management fees – related party	2,021	2,002	1,727	1,621	1,584
Depreciation expense	6,593	5,836	5,585	5,006	4,608
Amortization expense	2,348	1,921	1,812	1,500	1,255
Interest expense	4,375	4,378	4,765	4,549	4,132
Management internalization expense	920	504	-	-	-
Preacquisition expense	147	49	48	168	56
Total expenses	**20,383**	**18,832**	**17,677**	**15,887**	**14,418**
Net income	$ 1,672	$ 2,817	$ 2,775	$ 2,308	$ 2,462
Less: Preferred stock dividends	(1,455)	(1,455)	(1,455)	(1,455)	(1,455)
Less: Net income attributable to noncontrolling interest	(13)	(107)	(108)	(83)	(103)
Net income attributable to common stockholders	**$ 204**	**$ 1,255**	**$ 1,212**	**$ 770**	**$ 904**
Net income attributable to common stockholders per share - basic and diluted	$ 0.00	$ 0.03	$ 0.03	$ 0.02	$ 0.03
Weighted average shares outstanding – basic and diluted	45,404	44,182	37,876	35,512	34,559

2Q-2020 | Earnings Supplemental

5

GLOBAL MEDICAL REIT

Condensed Consolidated Balance Sheets

(unaudited, and in thousands, except par values)

	As of June 30, 2020	As of March 31, 2020	As of December 31, 2019	As of September 30, 2019	As of June 30, 2019
Assets					
Investment in real estate:					
Land	$ 104,316	$ 101,715	$ 95,381	$ 86,878	$ 76,831
Building	755,807	745,649	693,533	637,505	597,029
Site improvements	11,593	11,303	9,912	9,100	7,672
Tenant improvements	41,891	37,044	33,909	31,465	27,371
Acquired lease intangible assets	83,269	78,977	72,794	65,498	54,698
	996,876	974,688	905,529	830,446	763,601
Less: accumulated depreciation and amortization	(73,979)	(64,635)	(56,503)	(48,731)	(41,882)
Investment in real estate, net	922,897	910,053	849,026	781,715	721,719
Cash and cash equivalents	8,392	11,340	2,765	2,815	3,216
Restricted cash	4,945	5,536	4,420	3,011	2,656
Tenant receivables	5,888	5,708	4,957	4,167	3,935
Due from related parties	124	70	50	75	-
Escrow deposits	3,301	3,589	3,417	2,865	3,518
Deferred assets	17,433	16,141	14,512	13,307	11,831
Derivative asset	-	-	2,194	-	-
Other assets	3,587	3,731	3,593	4,363	3,847
Total assets	$ 966,567	$ 956,168	$ 884,934	$ 812,318	$ 750,722
Liabilities and Equity					
Liabilities:					
Credit Facility, net	$ 415,850	$ 425,843	$ 347,518	$ 363,242	$ 315,691
Notes payable, net	50,610	38,648	38,650	38,651	38,652
Accounts payable and accrued expenses	8,836	7,144	5,069	5,501	4,224
Dividends payable	11,281	10,949	11,091	9,470	9,081
Security deposits and other	5,814	6,546	6,351	6,362	5,881
Due to related party	1,957	1,948	1,648	1,584	1,358
Derivative liability	21,495	20,461	8,685	10,399	9,083
Other liability	2,417	2,414	2,405	2,379	2,371
Acquired lease intangible liability, net	5,598	3,425	3,164	3,287	2,778
Total liabilities	523,858	517,378	424,581	440,875	389,119
Equity:					
Preferred stock ($77,625 liquidation preference)	74,959	74,959	74,959	74,959	74,959
Common stock	46	44	44	36	35
Additional paid-in capital	462,607	440,220	433,330	340,435	322,872
Accumulated deficit	(88,037)	(78,990)	(71,389)	(63,846)	(57,397)
Accumulated other comprehensive loss	(21,654)	(20,632)	(6,674)	(10,596)	(9,293)
Total Global Medical REIT Inc. stockholders' equity	427,921	415,601	430,270	340,988	331,176
Noncontrolling interest	14,788	23,189	30,083	30,455	30,427
Total equity	442,709	438,790	460,353	371,443	361,603
Total liabilities and equity	$ 966,567	$ 956,168	$ 884,934	$ 812,318	$ 750,722

2Q-2020 | Earnings Supplemental

6

Condensed Consolidated Statements of Cash Flows 7 2Q - 2020| Earnings Supplemental (unaudited, and in thousands) Six Months Ended June 30, 2020 2019 Operating activities Net income $ 4,489 $ 4,505 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation expense 12,429 8,475 Amortization of acquired lease intangible assets 4,269 2,257 Amortization of above market leases, net 403 405 Amortization of debt issuance costs and other 634 651 Stock - based compensation expense 1,819 1,625 Capitalized preacquisition costs charged to expense 135 - Reserve for uncollectible receivables 627 - Other 46 70 Changes in operating assets and liabilities: Tenant receivables (1,558) (1,030) Deferred assets (2,921) (2,479) Other assets 117 37 Accounts payable and accrued expenses 3,620 (22) Security deposits and other (536) 1,729 Accrued management fees due to related party 295 441 Net cash provided by operating activities 23,868 16,664 Investing activities Purchase of land, buildings, and other tangible and intangible assets and liabilities (76,057) (115,472) Escrow deposits for purchase of properties 500 (1,622) Loans to related parties (61) (113) Capital expenditures on existing real estate investments (341) (193) Preacquisition costs - (74) Net cash used in investing activities (75,959) (117,474) Financing activities Net proceeds received from common equity offerings 13,605 79,651 Escrow deposits required by third party lenders (385) (144) Repayment of notes payable (113) (68) Proceeds from Credit Facility 88,700 103,800 Repayment of Credit Facility (20,850) (64,600) Payment of debt issuance costs (128) (422) Dividends paid to common stockholders, and OP Unit and LTIP Unit holders (19,675) (13,467) Dividends paid to preferred stockholders (2,911) (2,911) Net cash provided by financing activities 58,243 101,839 Net increase in cash and cash equivalents and restricted cash 6,152 1,029 Cash and cash equivalents and restricted cash — beginning of period 7,185 4,843 Cash and cash equivalents and restricted cash — end of period $ 13,337 $ 5,872

GLOBAL MEDICAL REIT

Reconciliation of Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)

(unaudited, and in thousands, except per share and unit amounts)

Non-GAAP Financial Measures

FFO and AFFO are non-GAAP financial measures within the meaning of the rules of the SEC. The Company considers FFO and AFFO to be important supplemental measures of its operating performance and believes FFO is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. In accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, FFO means net income or loss computed in accordance with GAAP before noncontrolling interests of holders of OP units and LTIP units, excluding gains (or losses) from sales of property and extraordinary items, less preferred stock dividends, plus real estate-related depreciation and amortization (excluding amortization of debt issuance costs and the amortization of above-market lease), and after adjustments for unconsolidated partnerships and joint ventures. Because FFO excludes real estate-related depreciation and amortization (other than amortization of debt issuance costs and above and below market lease amortization expense), the Company believes that FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from the closest GAAP measurement, net income or loss.

AFFO is a non-GAAP measure used by many investors and analysts to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations. Management calculates AFFO by modifying the NAREIT computation of FFO by adjusting it for certain cash and non-cash items and certain recurring and non-recurring items. For the Company these items include: (a) recurring acquisition and disposition costs, (b) loss on the extinguishment of debt, (c) recurring straight line deferred rental revenue, (d) recurring stock-based compensation expense, (e) recurring amortization of above and below market leases, (f) recurring amortization of debt issuance costs, (g) recurring lease commissions, (h) management internalization costs and (i) other items.

Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company's FFO and AFFO computations may not be comparable to FFO and AFFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, that interpret the NAREIT definition differently than the Company does, or that compute FFO and AFFO in a different manner.

					Three Months Ended					
		June 30, 2020		March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019
Net income	$	**1,672**	$	**2,817**	$	**2,775**	$	**2,308**	$	**2,462**
Preferred stock dividends		(1,455)		(1,455)		(1,455)		(1,455)		(1,455)
Depreciation and amortization expense		8,941		7,757		7,397		6,506		5,863
FFO	$	**9,158**	$	**9,119**	$	**8,717**	$	**7,359**	$	**6,870**
Amortization of above market leases, net		157		247		247		229		191
Straight line deferred rental revenue		(1,259)		(1,557)		(1,492)		(1,476)		(1,472)
Stock-based compensation expense		897		922		843		868		854
Amortization of debt issuance costs and other		319		315		312		350		337
Management internalization expense		920		504		-		-		-
Preacquisition expense		147		49		48		168		56
AFFO	$	**10,339**	$	**9,599**	$	**8,675**	$	**7,498**	$	**6,836**
Net income attributed to common stockholders per share - basic and diluted	$	**0.00**	$	**0.03**	$	**0.03**	$	**0.02**	$	**0.03**
FFO per share and unit	$	**0.19**	$	**0.19**	$	**0.21**	$	**0.19**	$	**0.18**
AFFO per share and unit	$	**0.21**	$	**0.20**	$	**0.21**	$	**0.19**	$	**0.18**
Weighted Average Common Shares, OP and LTIP Units:										
Common shares		45,404		44,182		37,876		35,512		34,559
OP units		2,023		2,772		3,143		3,143		3,143
LTIP units		1,088		920		775		794		785
Total Weighted Average Shares and Units		**48,515**		**47,874**		**41,794**		**39,449**		**38,487**

2Q-2020 | Earnings Supplemental

8

GLOBAL MEDICAL REIT

Capitalization and Dividend Summary

(unaudited, and in thousands, except per share data)

Capitalization - As of June 30, 2020

	Shares/Units	Share Price	Total
Common Equity			
Common Shares	46,252	$11.33	$524,035
OP Units	1,958		22,184 (2)
Total Common Shares and OP Units	48,210		**$546,219**
Preferred			
Series A Cumulative Redeemable Preferred Stock (1)	3,105		**$74,959**
Debt			
Credit Facility, gross			$419,200
Notes Payable, gross			51,278
Total Debt			**$470,478**
Total Capitalization			**$1,091,656**

(1) The Company may redeem the Series A Preferred Stock for cash in whole or in part, on or after September 15, 2022 at a cash redemption price of $25.00 per share, plus any accrued and unpaid dividends.
(2) Calculated using closing common share price at June 30, 2020.

Preferred Dividends

Date Announced	Record Date	Payment Date	Dividend Amount	Dividends per Share
September 13, 2019	October 15, 2019	October 31, 2019	$ 1,455	$ 0.46875
December 13, 2019	January 15, 2020	January 31, 2020	$ 1,455	$ 0.46875
March 4, 2020	April 15, 2020	April 30, 2020	$ 1,455	$ 0.46875
June 12, 2020	July 15, 2020	July 31, 2020	$ 1,455	$ 0.46875

Common Dividends

Date Announced	Record Date	Payment Date	Dividend Amount	Dividends per Share
September 13, 2019	September 25, 2019	October 10, 2019	$ 8,004	$ 0.20
December 13, 2019	December 26, 2019	January 9, 2020	$ 9,541	$ 0.20
March 4, 2020	March 25, 2020	April 19, 2020	$ 9,610	$ 0.20
June 12, 2020	June 25, 2020	July 9, 2020	$ 9,861	$ 0.20

2Q-2020 | Earnings Supplemental

9

Acquisitions 2020 Completed Acquisitions Since January 1 , 2020 , the Company completed eight acquisitions, encompassing an aggregate 627 , 414 leasable square feet for a total purchase price of $ 132 . 0 million with annualized base rent of $ 10 . 7 million at a weighted average cap rate of 8 . 1% . 10 2Q - 2020| Earnings Supplemental Acquisitions Under Contract We have two properties under contract for an aggregate purchase price of approximately $ 15 million . We are currently in the due diligence period for our properties under contract . If we identify problems with any of these properties or the operators of any properties during our due diligence review, we may not close the transactions on a timely basis or we may terminate the purchase agreements and not close the transactions . Purchase Annualized Leasable Price (1) Base Rent (2) Capitalization Date Property City, State Square Feet (in thousands) (in thousands) Rate (3) 2/13/2020 Wake Forest Baptist Church High Point, NC 97,811 $ 24,750 $ 1,869 7.6% 2/27/2020 Medical Associates Clinton, IA 115,142 11,350 1,282 11.3% 3/4/2020 Ascension St. Mary's Hospital West Allis, WI 33,670 9,025 664 7.4% 3/20/2020 Grand Rapids Ophthalmology Grand Rapids, MI 95,108 22,500 2,004 8.9% First Quarter Total 341,731 $ 67,625 $ 5,819 8.6% 4/27/2020 Dumfries Health Center Dumfries, VA 99,718 19,250 1,695 8.8% Second Quarter Total 99,718 $ 19,250 $ 1,695 8.8% 7/16/2020 MercyOne Hospital Centerville, IA 15,748 5,000 351 7.0% 7/17/2020 Spectrum (Team Health) Fairfax, VA 73,653 17,625 1,234 7.0% 7/31/2020 Franklin Square Center Rosedale, MD 96,564 22,500 1,568 7.0% Third Quarter To - Date Total 185,965 $ 45,125 $ 3,153 7.0% Year - To - Date 2020 Total/Weighted Average 627,414 $ 132,000 $ 10,667 8.1% (1) Represents contractual purchase price. (2) June 2020 base rent or month of acquisition base rent multiplied by 12 (or expected NOI for Franklin Square). (3) Capitalization rates are calculated based on current lease terms and do not give effect to future recent escalations.

Portfolio Update 11 Total Buildings 116 Total Leasable Square Feet 3,222,300 Total Tenants 97 Leased Occupancy 99.8% Total Annualized Base Rent (in thousands) $77,369 Portfolio Rent Coverage* 4.6x Weighted Average Cap Rate 7.9% Weighted Average Lease Term (years) 8.1 Weighted Average Rent Escalations 2.1% (as of June 30, 2020 unless otherwise stated) 2Q - 2020| Earnings Supplemental *See page 18 for footnotes $94.1 $124.8 $206.9 $314.8 $355.4 $422.3 $471.5 $537.3 $602.0 $613.0 $647.6 $668.9 $763.6 $830.4 $905.5 $974.7 $996.9 $0 $200 $400 $600 $800 $1,000 $1,200 IPO Q3-2016 Q4-2016 1Q-2017 2Q-2017 3Q-2017 4Q2017 1Q-2018 2Q-2018 3Q-2018 4Q-2018 1Q-2019 2Q-2019 3Q-2019 4Q-2019 1Q-2020 2Q-2020 Gross Portfolio Growth Since IPO - (In Millions) Gross Real Estate Assets Gross Real Estate Investments During Quarter

Portfolio Update (continued) 12 2Q - 2020| Earnings Supplemental Top 10 Tenants % of Annualized Base Rent (1) (1) Monthly base rent as of June 30, 2020 multiplied by 12 9.4% 7.1% 6.6% 4.7% 3.9% 3.5% 3.3% 3.0% 2.6% 2.4% Encompass Memorial Health Kindred Health OCOM Trinity Health Carrus Hospital Steward Health Pipeline Health Curahealth Select Medical 57.4% 24.0% 8.3% 3.1% 3.0% 2.9% 1.2% MOB Total 57.4% MOB 33.9% MOB/ASC 19.2% MOB/Imaging/ER 4.3% IRF 24.0% Surgical Hospital 8.3% Office 3.1% Acute Hospital 3.0% LTACH 2.9% FSED 1.2% Texas 20.0% Ohio 9.5% Pennsylvania 8.1% Arizona 7.7% Oklahoma 7.2% Florida 5.8% Illinois 5.5% Michigan 5.4% Tennessee 3.3% North Carolina 2.8% Other 24.7% 20.0% 9.5% 8.1% 7.7% 7.2% 5.8% 5.5% 5.4% 3.3% 2.8% 24.7% Top 10 States % of Annualized Base Rent (1) Asset Types % of Annualized Base Rent (1) (as of June 30, 2020)

GLOBAL MEDICAL REIT

Operating Metrics

(as of June 30, 2020 unless otherwise stated)

Lease Expiration Schedule

($ in thousands)

Year	Number of Leases	Leasable Square Feet	% of Total Leasable SF		ABR	% of Total ABR
2020	4	22,514	0.7%	$	150,076	0.2%
2021	6	163,116	5.1%		4,050,149	5.2%
2022	15	70,083	2.2%		1,374,414	1.8%
2023	14	245,991	7.6%		6,031,627	7.8%
2024	26	501,214	15.6%		11,384,244	14.7%
2025	7	200,539	6.2%		5,446,296	7.0%
2026	16	298,637	9.3%		4,604,263	6.0%
2027	14	331,572	10.3%		10,131,687	13.1%
2028	4	66,952	2.1%		1,578,704	2.0%
2029	11	238,084	7.4%		6,702,556	8.7%
2030+	40	1,075,591	33.4%		25,915,281	33.5%
Total Leased	**157**	**3,214,293**	**99.8%**	$	**77,369,297**	**100.0%**
Current Vacancy		8,007	0.2%			
Total Leasable		**3,222,300**	**100.0%**			

Tenant Affiliation or Property Location Category	% of ABR
(A) On Campus or Adjacent	20%
(B) Health System Affiliated	53%
(C) On Campus or Affiliated	**60%**
(D) Rehab Hospital /LTACH	26%
(E) Retail Center	23%
(F) Medical Office Park	23%
(G) National Surgical Operator	13%
(A), (B), (D), (E), (F) or (G)	**95%**

Tenant Credit Strength By Asset Type Category	% of ABR	Rent Coverage Ratio*
Inpatient Rehab Facility (IRF)	21.63%	3.84x
Surgical Hospital (SH)	8.04%	3.32x
Acute Care Hospital	2.98%	-1.36x
Long-term Acute Care Hospital (LTACH)	2.89%	2.65x
TOTAL/WEIGHTED AVERAGE	**35.54%**	**3.19x**
Medical Office Building (MOB)	16.82%	6.62x
MOB/Ambulatory Surgery Center (ASC)	21.25%	5.44x
TOTAL/WEIGHTED AVERAGE	**38.07%**	**5.96x**
All Tenants Calculated for Rent Coverage	**73.61%**	**4.62x**
Large/Credit Tenants Not Calculated	19.69%	N/A
Other Tenants Not Available	6.70%	N/A

*See page 18 for footnotes

2Q-2020 Earnings Supplemental

13

Top 10 Tenant Profiles Encompass Health (Ba 3 ) (NYSE : EHC), headquartered in Birmingham, AL is a national leader in integrated healthcare services offering both facility - based and home - based patient care through its network of inpatient rehabilitation hospitals, home health agencies and hospice agencies . With a national footprint that spans 130 hospitals and 278 home health & hospice locations in 36 states and Puerto Rico, Encompass Health is committed to delivering high - quality, cost - effective care across the post - acute continuum . Encompass Health is ranked as one of Fortune's 100 Best Companies to Work For, as well as Modern Healthcare's Best Places to Work . Marietta Memorial Health System (MMH), (BB - ) is headquartered in Marietta, OH, and is the largest health system in the Parkersburg - Marietta - Vienna MSA . The largest employer in Washington County, MMH comprises (i) two hospitals, Marietta Memorial Hospital ( 154 - bed) and Selby General Hospital ( 25 - bed) critical access hospital ; (ii) the Belpre Campus ; (iii) ten clinic outpatient service sites ; and (iv) five imaging locations, and has over 2 , 500 employees and 211 accredited physicians . Kindred Healthcare, LLC is a healthcare services company based in Louisville, KY with annual revenues of approximately $ 3 . 3 billion . At December 31 , 2018 , Kindred through its subsidiaries had approximately 35 , 700 employees providing healthcare services in 1 , 789 locations in 45 states, including 74 long - term acute care hospitals, 22 inpatient rehabilitation hospitals, 11 sub - acute units, 96 inpatient rehabilitation units (hospital - based) and contract rehabilitation service businesses which served 1 , 586 non - affiliated sites of service . Kindred is ranked as one of Fortune magazine’s Most Admired Healthcare Companies for nine years . Oklahoma Center for Orthopedic & Multi - Specialty Surgery, LLC (OCOM) is based Oklahoma City, OK and affiliated with USPI and INTEGRIS, and is a leading hospital for orthopedic specialists . OCOM operates a surgical hospital with nine operating rooms and a physical therapy department, an ancillary surgery center, and multiple imaging centers in throughout Oklahoma City . Trinity Health is one of the largest multi - institutional Catholic health care delivery systems in the nation, rated Aa 3 by Moody’s, serving diverse communities that include more than 30 million people across 22 states . Trinity Health includes 92 hospitals, as well as 106 continuing care locations that include PACE programs, senior living facilities, and home care and hospice services . Based in Livonia, Michigan, Trinity Health employs about 125 , 000 colleagues, including 7 , 500 employed physicians and clinicians . Carrus Hospital is located in Sherman, TX and provides acute rehabilitative care and long term acute care . Accredited with The Joint Commission’s Gold Seal of Approval, Carrus Hospital serves Sherman, Durant, Denison, Gainesville, Denton, McKinney, Plano, Bonham, Lewisville, Carrollton, Fort Worth, Dallas, Oklahoma City and beyond . Steward Health was formed in November 2010 by the private equity group Cerberus Capital Management (“Cerberus”) to take the ownership of and turn - around a once - struggling six - hospital health system founded in 1985 by the Archdiocese of Boston and convert a previously non - profit system to a tax - paying operator . After a number of acquisitions, Steward today is the largest private hospital operator in the country that includes 37 community hospitals across nine states and the country of Malta serving over 800 communities, with more than 42 , 000 employees . Pipeline Health is a privately - held, community - based hospital ownership and management company based in Los Angeles . The principals of Pipeline Health have more than 250 years of collective experience in clinical medicine, finance, hospital operations and acquisitions . Pipeline’s growing business, through its affiliates, includes : Emergent Medical Associates, a leading provider of ER serving 20 + hospital sites and 900 , 000 patients annually ; Integrated Anesthesia Medical Group, with 100 providers performing 15 , 000 procedures annually ; Avanti Hospitals, a Los Angeles health system with four hospitals, 400 + beds and 55 , 000 ER visits annually ; Cloudbreak, a telemedicine company with 75 , 000 monthly encounters in 700 hospitals ; Pacific Healthworks, a physician practice management company ; Benchmark Hospitalists ; four community hospitals in Chicago and Dallas, and a recent addition of 22 freestanding EDs upon a merger with Adeptus Health . Curahealth is a growing national platform currently consisted of 12 long - term acute care (LTAC) hospitals under the brand of Curahealth Hospitals and six inpatient rehabilitation facilities (IRF) under the brand of Cobalt Rehabilitation . The platform is a portfolio company sponsored by Nautic Partners, a middle - market private equity group focused on three specialties including healthcare . Nautic currently invests in six healthcare companies including Curahealth and had previously invested in and exited from 14 healthcare companies including Reliant Hospital Partners, an IRF operator that was later sold to Encompass . Select Medical (B 1 ) is headquartered in Mechanicsburg, PA and one of the largest operators of critical illness recovery hospitals (previously referred to as long term acute care hospitals), rehabilitation hospitals (previously referred to as inpatient rehabilitation facilities), outpatient rehabilitation clinics, and occupational health centers in the U . S . based on the number of facilities . As of December 31 , 2018 , Select Medical operated 96 critical illness recovery hospitals in 27 states, 26 rehabilitation hospitals in 11 states, and 1 , 662 outpatient rehabilitation clinics in 41 states . Select Medical’s joint venture subsidiary Concentra operated 524 occupational health centers in 41 states . 14 2Q - 2020| Earnings Supplemental

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of June 30, 2020, see page 18 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent [1] ($ in 000's)	Annualized Rent Per Square Foot [1]	Tenant/Guarantor [2]
Select Medical Hospital	Omaha, NE	1	LTACH	41,113	3.1	$1,870	$45.48	Select Specialty Hospital–Omaha, Inc./Select Medical Corporation
Orthopedic Surgery Center of Asheville	Asheville, NC	1	ASC	8,840	1.7	$260	$29.37	Orthopedic Surgery Center of Ashville/Surgery Partners
Associates in Ophthalmology	West Mifflin, PA	1	MOB/ASC	27,193	10.2	$815	$29.98	Associates Surgery Centers, LLC, Associates in Ophthalmology, Ltd.
Gastro One	Memphis, TN	6	MOB/ASC	52,266	7.5	$1,369	$26.20	Gastroenterology Center of the MidSouth
Star Medical Center [3]	Plano, TX	1	Surgical Hospital	24,000	15.6	$1,376	$57.34	Star Medical Center/Lumin Health
Surgical Institute of Michigan	Detroit, MI	1	MOB/ASC	15,018	5.7	$419	$27.93	Surgical Institute of Michigan/Surgical Management Professionals
Marina Towers	Melbourne, FL	1	MOB/Img	75,899	5.7	$98	$1.29	Marina Towers, LLC/First Choice Healthcare Solutions, Inc.
Berks Physicians & Surgeons	Wyomissing, PA	1	MOB	17,000	6.1	$463	$27.23	Berks Eye Physicians & Surgeons
Berks Eye Surgery Center	Wyomissing, PA	1	ASC	6,500	6.1	$248	$38.12	Berkshire Eye
East Orange General Hospital	East Orange, NJ	1	MOB	60,442	6.2	$1,001	$16.55	Prospect Medical Holdings, Inc.
Brown Clinic	Watertown, SD	3	MOB/Img	48,132	11.2	$750	$15.59	Brown Clinic
Northern Ohio Medical Specialists	Sandusky, OH	8	MOB	55,760	7.3	$907	$16.27	Northern Ohio Medical Specialists
Carson Medical Group Clinic	Carson City, NV	2	MOB	20,632	3.3	$376	$18.22	Carson Medical Group
Piedmont Healthcare	Ellijay, GA	3	MOB	44,162	6.0	$386	$8.75	Piedmont Mountainside Hospital, Inc.
Encompass Altoona	Altoona, PA	1	IRF	70,007	0.9	$1,782	$25.46	Encompass
Encompass Mechanicsburg	Mechanicsburg, PA	1	IRF	78,836	0.9	$2,001	$25.38	Encompass
Encompass Mesa	Mesa, AZ	1	IRF	51,903	4.3	$1,869	$36.01	Encompass
Geisinger Specialty Care	Lewisburg, PA	1	MOB/Img	28,480	2.8	$565	$19.83	Geisinger Health
Southwest Florida Neurological & Rehab	Cape Coral, FL	1	MOB	25,814	6.6	$561	$21.75	Southwest Florida Neurosurgical Associates
Las Cruces Orthopedic	Las Cruces, NM	1	MOB	15,761	0.1	$34	$2.15	Las Cruces Orthopedic Associates
Thumb Butte Medical Center	Prescott, AZ	1	MOB	12,000	6.7	$393	$32.78	Thumb Butte Medical Center/Physician Guaranty
Southlake Heart & Vascular Institute	Clermont, FL	1	MOB	18,152	2.4	$387	$21.33	Orlando Health, Southlake Hospital, Vascular Specialists of Central Florida
Oklahoma Center for Orthopedic & Multi-Specialty Surgery	Oklahoma City, OK	3	Surgical Hospital/ Physical Therapy/ASC	97,406	12.8	$3,668	$37.66	OCOM/INTEGRIS; USPI; physician guaranty
Unity Family Medicine	Brockport, NY	1	MOB	29,497	10.4	$621	$21.04	Unity Hospital of Rochester
Lonestar Endoscopy	Flower Mound, TX	1	ASC	10,062	6.2	$306	$30.41	Lonestar Endoscopy Center, LLC

2Q-2020 Earnings Supplemental

15

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of June 30, 2020, see page 18 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent [1] ($ in 000's)	Annualized Rent Per Square Foot [1]	Tenant/Guarantor [2]
Carrus Specialty Hospital	Sherman, TX	1	IRF/LTACH	69,352	17.0	$2,685	$38.72	SDB Partners, LLC
Cardiologists of Lubbock	Lubbock, TX	1	MOB	27,280	9.2	$624	$22.89	Lubbock Heart Hospital/Surgery Partners, Inc.
Conrad Pearson Clinic	Germantown, TN	1	MOB/ASC	33,777	3.9	$1,548	$45.84	Urology Center of the South/Physician guarantees
Central Texas Rehabilitation Clinic	Austin, TX	1	IRF	59,258	6.8	$3,152	$53.19	CTRH, LLC / Kindred Health
GI Alliance	Fort Worth, TX	1	MOB	18,084	8.0	$453	$25.06	Texas Digestive Disease Consultants
Albertville Medical Building	Albertville, MN	1	MOB	21,486	8.5	$498	$23.18	Stellis Health
Heartland Clinic	Moline, IL	1	MOB/ASC	34,020	13.0	$927	$27.24	Heartland Clinic
Kansas City Cardiology	Lee's Summit, MO	1	MOB	12,180	4.5	$286	$23.48	Kansas City Cardiology
Amarillo Bone & Joint Clinic	Amarillo, TX	1	MOB	23,298	9.5	$618	$26.53	Amarillo Bone & Joint Clinic
Respiratory Specialists	Wyomissing, PA	1	MOB	17,598	7.5	$421	$23.93	Berks Respiratory
Zion Eye Institute	St. George, UT	1	MOB/ASC	16,000	9.5	$416	$26.01	Zion Eye Institute
Fresenius Kidney Care	Moline, IL	2	MOB	27,173	10.8	$548	$20.17	Quad City Nephrology/Fresenius Medical Care Holdings
Northern Ohio Medical Specialists	Fremont, OH	1	MOB	25,893	9.6	$639	$24.69	Northern Ohio Medical Specialists
Gainesville Eye	Gainesville, GA	1	MOB/ASC	34,020	9.6	$808	$23.74	SCP Eyecare Services
City Hospital at White Rock	Dallas, TX	1	Acute Hospital	236,314	17.7	$2,349	$9.94	Pipeline East Dallas
Orlando Health	Orlando, FL	5	MOB	59,644	3.7	$1,280	$21.47	Orlando Health
Memorial Health System	Belpre, OH	4	MOB/Img/ER/ASC	155,600	10.7	$5,482	$35.23	Marietta Memorial
Valley ENT	McAllen, TX	1	MOB	30,811	9.2	$448	$14.54	Valley ENT
Rock Surgery Center	Derby, KS	1	ASC	16,704	6.9	$260	$15.55	Rock Surgery Center/Rock Medical Assets
Foot and Ankle Specialists	Bountiful, UT	1	MOB	22,335	13.3	$387	$17.34	Foot and Ankle Specialists of Utah / physician guaranty
TriHealth	Cincinnati, OH	1	MOB	18,820	5.5	$313	$16.64	TriHealth
Cancer Center of Brevard	Melbourne, FL	1	Cancer Center	19,074	3.0	$638	$33.43	Brevard Radiation Oncology / Vantage Oncology
Heartland Women's Healthcare	Southern IL	6	MOB	64,966	9.22	$1,191	$18.33	Heartland Women's Healthcare / USA OBGYN Management
Prospect Medical	Vernon, CT	2	MOB/Dialysis/Administrative	58,550	11.20	$791	$13.52	Prospect ECHN / Prospect Medical Holdings, Inc.
Citrus Valley Medical Associates	Corona, CA	1	MOB	41,803	10.5	$1,228	$29.38	Citrus Valley Medical Associates

2Q-2020 | Earnings Supplemental

16

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of June 30, 2020, see page 18 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent [1] ($ in 000's)	Annualized Rent Per Square Foot [1]	Tenant/Guarantor [2]
AMG Specialty Hospital	Zachary, LA	1	LTACH	12,424	16.0	$412	$33.16	AMG Specialty Hospital
East Valley Gastroenterology & Hepatology Associates	Chandler, AZ	3	MOB/ASC	39,305	9.5	$1,252	$31.86	East Valley Gastroenterology & Hepatology Associates/ USPI
Encompass Health Rehabilitation Hospital of Desert Canyon	Las Vegas, NV	1	IRF	53,260	4.9	$1,622	$30.45	Encompass Health
Cobalt Rehabilitation Hospital of Surprise	Surprise, AZ	1	IRF	54,575	14.5	$2,031	$37.21	Cobalt Rehabilitation
Saint Joseph Rehabilitation Institute	Mishawaka, IN	1	IRF	45,920	4.5	$1,493	$32.52	Trinity
Mercy Rehabilitation Hospital Oklahoma City	Oklahoma City, OK	1	IRF	53,449	7.2	$1,919	$35.90	Kindred/ Mercy
California Cancer Associates for Research and Excellence (cCare)	San Marcos, CA	1	MOB	20,230	7.1	$885	$43.77	California Cancer Associates for Research and Excellence (cCare)
East Lansing Medical Office Portfolio	Lansing, MI	3	MOB/ASC	42,817	7.7	$853	$19.93	Genesis Surgery Center
Bannockburn Medical Office	Bannockburn, IL	1	MOB	44,063	5.6	$524	$11.90	Illinois Bone and Joint Institute
Advocate Dryer Clinic	Aurora, IL	1	Office	50,000	4.9	$1,050	$20.99	Advocate Dryer Clinic
Mission Health Medical Office	Livonia, MI	1	MOB	61,621	2.5	$876	$14.22	Trinity Health/ Ascension
Covenant Surgical Partners - Arizona Centers for Digestive Health	Gilbert, AZ	1	MOB/ASC	14,052	9.2	$388	$27.61	Covenant Surgical Partners
MedExpress - Urgent Care MSO	Morgantown, WV	1	Office	25,000	9.0	$600	$24.00	MedExpress - Urgent Care MSO
Steward - Medical Center of Southeast Texas	Beaumont, TX	1	Surgical Hospital	84,674	5.2	$2,574	$30.39	Steward - Medical Center of Southeast Texas
HCA - St. David's Healthcare Partnership	Bastrop, TX	1	FSED	28,500	4.0	$925	$32.44	HCA - St. David's Healthcare Partnership
EyeSouth Partners - Eye Center South	Panama City, FL	3	MOB/ASC	34,624	14.2	$907	$26.20	EyeSouth Partners - Eye Center South
Southeast Orthopedic Specialists	Jacksonville, FL	2	MOB	20,869	14.4	$616	$29.50	Southeast Orthopedic Specialists
Indiana Eye Clinic	Greenwood, IN	1	MOB/ASC	16,553	12.9	$409	$24.72	Indiana Eye Clinic
Wake Forest Health Network	High Point, NC	1	MOB	97,811	2.9	$1,869	$19.10	Wake Forest Health Network
Mercy Medical Center	Clinton, IA	1	MOB/ASC	115,142	4.0	$1,282	$11.13	Trinity Health
Columbia St. Mary's Hospital Milwaukee	West Allis, WI	1	MOB	33,670	4.2	$664	$19.73	Ascension
Grand Rapids Ophthalmology	Grand Rapids, MI	4	MOB/ASC	95,108	7.2	$2,004	$21.07	Blue Sky Vision
Spectrum Healthcare Resources	Dumfries, VA	1	MOB	99,718	4.2	$1,695	$17.00	Team Health Holdings
Total Portfolio/Average		**116**		**3,222,300**	**8.1**	**$77,369**	**$24.01**	

2Q-2020 | Earnings Supplemental

17

Disclosures Rent Coverage Ratio (see pages 11 and 13 ) For purposes of calculating our portfolio weighted - average EBITDARM coverage ratio (“Rent Coverage Ratio”), we excluded credit - rated tenants or their subsidiaries for which financial statements were either not available or not sufficiently detailed . These ratios are based on latest available information only . Most tenant financial statements are unaudited and we have not independently verified any tenant financial information (audited or unaudited) and, therefore, we cannot assure you that such information is accurate or complete . Certain other tenants (approximately 7 % of our portfolio) are excluded from the calculation due to lack of available financial information . Additionally, our Rent Coverage Ratio adds back physician distributions and compensation . In regards to City Hospital at White Rock, which is GMRE’s only Acute Care Hospital, it has experienced a - 0 . 4 x coverage ratio over the trailing 12 months ending March 31 , 2020 . The coverage ratio presented for City Hospital is for the three months ending March 31 , 2020 . Management believes that all adjustments are reasonable and necessary . Due to the significant reduction in our tenants’ businesses due to the pandemic, we expect the Rent Coverage Ratio to be materially lower for the remainder of 2020 and possibly longer . Real Estate Portfolio (see pages 15 , 16 and 17 ) Data as of June 30, 2020. (1) Monthly base rent at June 30 , 2020 multiplied by 12 (or actual NOI for cCare, East Lansing, Bannockburn and Mission Health properties). In addition, Mari na Towers & Las Cruces are presented on a cash - collected basis. Accordingly, this methodology produces an annualized amount as of a point in tim e but does not take into account future contractual rental rate increases . (2) Certain lease guarantees are for less than 100% of the contractual rental payments. (3) Carrus Specialty Hospital does not include 12,000 square feet of shell space. Additional Information The information in this document should be read in conjunction with the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K, and other information filed with, or furnished to, the SEC . You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13 (a) or 15 (d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www . globalmedicalreit . com) under “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC . The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into, this Earnings Supplemental . You also can review these SEC filings and other information by accessing the SEC’s website at http : //www . sec . gov . Certain information contained in this package, including, but not limited to, information contained in our Top 10 tenant profiles is derived from publicly - available third - party sources . The Company has not independently verified this information and there can be no assurance that such information is accurate or complete . 18 (as of March 31, 2020) 2Q - 2020| Earnings Supplemental

Evelyn Infurna Evelyn.Infurna@icrinc.com 203.682.8265 www.globalmedicalreit.com NYSE: GMRE INVESTOR RELATIONS